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                                                                   EXHIBIT 24(A)


                               DUKE POWER COMPANY

                                POWER OF ATTORNEY

                   a maximum of $78,000,000 principal amount
                      of First and Refunding Mortgage Bonds
                        to be issued as Medium-Term Notes
                                  (Securities)

         The undersigned DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint
W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a Registration Statement of said Duke Power Company on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed the 27th day of February, 1996.

                                         DUKE POWER COMPANY

                                         By     W. H. GRIGG
                                           _____________________________________
                                            Chairman and Chief Executive Officer

(Corporate Seal)

ATTEST:

      ROBERT T. LUCAS III
________________________________
      Assistant Secretary
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        W. H. GRIGG                  Chairman and Chief Executive Officer
- --------------------------            (Principal Executive Officer and Director)
        W. H. GRIGG

     RICHARD J. OSBORNE              Senior Vice President and Chief Financial
- --------------------------            Officer (Principal Financial Officer)
     RICHARD J. OSBORNE

     JEFFREY L. BOYER                Controller (Principal Accounting Officer)
- --------------------------
     JEFFREY L. BOYER

     G. ALEX BERNHARDT               (Director)
- --------------------------
     G. ALEX BERNHARDT

    CRANDALL C. BOWLES               (Director)
- --------------------------
    CRANDALL C. BOWLES

     ROBERT J. BROWN                 (Director)
- --------------------------
     ROBERT J. BROWN

    WILLIAM A. COLEY                 (Director)
- --------------------------
    WILLIAM A. COLEY

  STEVE C. GRIFFITH, JR.             (Director)
- --------------------------
  STEVE C. GRIFFITH, JR.

                                     (Director)
- --------------------------
     PAUL H. HENSON

 GEORGE DEAN JOHNSON, JR.            (Director)
- --------------------------
 GEORGE DEAN JOHNSON, JR.
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                                      (Director)
- ---------------------------
     JAMES V. JOHNSON

      W. W. JOHNSON                   (Director)
- ---------------------------
      W. W. JOHNSON

       MAX LENNON                     (Director)
- ---------------------------
       MAX LENNON

     JAMES G. MARTIN                  (Director)
- ---------------------------
     JAMES G. MARTIN

       BUCK MICKEL                    (Director)
- ---------------------------
       BUCK MICKEL

     RICHARD B. PRIORY                (Director)
- ---------------------------
     RICHARD B. PRIORY

  RUSSELL M. ROBINSON, II             (Director)
- ---------------------------
  RUSSELL M. ROBINSON, II

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